Contingencies	12 Months Ended
Dec. 31, 2012
Contingencies

21. Contingencies

Litigation

Due to the nature of our businesses, claims against us will occur in the ordinary course of business. Some of these claims are, or purport to be, class actions that seek substantial damage amounts, including punitive damages. Claimants may seek modifications of business practices, financial incentives or replacement of products or services. We regularly review all claims to determine whether a loss is probable and, if probable, whether the loss can be reasonably estimated. If a loss is probable and can be reasonably estimated, an appropriate reserve is accrued, taking into consideration legal positions, contractual obligations and applicable insurance coverages, and included in other current liabilities. We believe that the reserves established for pending or threatened claims are appropriate based on the facts currently known. Due to the uncertainties inherent in the investigation and resolution of a claim, however, additional losses may be incurred that could materially affect our financial results. Legal fees for ongoing litigation are considered a period cost and are expensed as incurred.

As of both December 31, 2012 and 2011, TransUnion Corp. had accrued $5.6 million for pending or anticipated claims of our continuing operations. These amounts were recorded in other accrued liabilities on the consolidated balance sheets and the associated expenses were recorded in selling, general and administrative expenses on the consolidated statements of income. TransUnion Holding had no litigation accruals or expense other than the accruals and expense of TransUnion Corp.